EXHIBIT 24

                       CANADIAN NATIONAL POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Paul
M. Tellier, Jean Pierre Ouellet and Claude Mongeau, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities, to sign a Registration Statement on Form F-4 relating to the issuance of the registrants common stock in connection with the combination and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Signature                               Title                                 Date
          ---------                               -----                                 ----

   /s/ Paul M. Tellier
---------------------------------
Paul M. Tellier                      President, Chief Executive Officer and       January 11, 2000
                                     Director (Principal Executive Officer)

   /s/ Claude Mongeau
---------------------------------
Claude Mongeau                       Senior Vice-President and Chief Financial    January 11, 2000
                                     Officer (Principal Financial Officer)

   /s/ Daniel G.A. McLean
---------------------------------
Daniel G.A. McLean                   Chairman of the Board of Directors           January 11, 2000

   /s/ Jean Pierre Ouellet
---------------------------------
Jean Pierre Ouellet                  Senior Vice President, Chief Legal Officer   January 11, 2000
                                     and Corporate Secretary

   /s/ Michael R. Armellino
---------------------------------
Michael R. Armellino                 Director                                     January 11, 2000

  /s/ Purdy Crawford
---------------------------------
Purdy Crawford                       Director                                     January 11, 2000

  /s/ J.V. Raymond Cyr
---------------------------------
J.V. Raymond Cyr                     Director                                     January 11, 2000

  /s/ V. Maureen Kempston Darkes
---------------------------------
V. Maureen Kempston Darkes           Director                                     January 11, 2000

 /s/ James K. Gray
---------------------------------
James K. Gray                        Director                                     January 11, 2000

 /s/ E. Hunter Harrison
---------------------------------
E. Hunter Harrison                   Director                                     January 11, 2000

 /s/ Richard H. Kroft
---------------------------------
Richard H. Kroft                     Director                                     January 11, 2000

 /s/ Gilbert H. Lamphere
---------------------------------
Gilbert H. Lamphere                  Director                                     January 11, 2000







          Signature                               Title                                 Date
          ---------                               -----                                 ----

 /s/ Denis Losier
---------------------------------
Denis Losier                         Director                                     January 11, 2000

 /s/ Edward C. Lumley
---------------------------------
Edward C. Lumley                     Director                                     January 11, 2000

 /s/ Alexander P. Lynch
---------------------------------
Alexander P. Lynch                   Director                                     January 11, 2000

 /s/ Edward P. Neufeld
---------------------------------
Edward P. Neufeld                    Director                                     January 11, 2000

 /s/ Robert Pace
---------------------------------
Robert Pace                          Director                                     January 11, 2000

 /s/ Cedric E. Ritchie
---------------------------------
Cedric E. Ritchie                    Director                                     January 11, 2000

 /s/ John E. Fenton
---------------------------------
John E. Fenton                       Authorized U.S. representative               January 11, 2000